UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K/A
(Amendment No. 1)
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2026
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INFLEQTION, INC.
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-42646	86-1946291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1315 West Century Drive
Louisville, CO 80027
(Address of principal executive offices, including zip code)
(303) 440-1284
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INFQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	INFQ WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Infleqtion, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment No. 1”) to amend the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2026 (the “Original Form 8-K”) under Items 2.02 and 9.01, which announced its preliminary financial results for the quarter ended June 30, 2026, as presented in a press release dated August 12, 2026, furnished as Exhibit 99.1 thereto (the “Earnings Release”). Since the issuance of the Earnings Release, the Company has identified certain adjustments to its preliminary results included in the Earnings Release related to its recognition of revenue and cost of revenue from certain contracts as well as an error related to revenue recognition and GAAP accounting methodology for the provision of expected losses for certain projects that required certain immaterial adjustments to the prior comparative periods. As a result, the Company is filing this Amendment No. 1 to adjust certain disclosures in the Earnings Release contained in the tables entitled “Condensed Consolidated Balance Sheets” as of June 30, 2026 and December 31, 2025, “Condensed Consolidated Statements of Operations and Comprehensive Loss” for the three and six months ended June 30, 2026 and 2025, and “Condensed Consolidated Statements of Cash Flows” for the six months ended June 30, 2026 and 2025, as well as the corresponding narrative sections in the Earnings Release and the Company’s 2026 revenue outlook. Other than the adjustments discussed in this Amendment No. 1, as described in Item 2.02 herein, all other information disclosed in the Original Form 8-K and Earnings Release remains unchanged. A corrected version of the Earnings Release is furnished herewith as Exhibit 99.1.

Item 2.02 Results of Operations and Financial Condition.

Exhibit 99.1 furnished hereto and incorporated herein by reference updates and supersedes the Earnings Release furnished on the Original Form 8-K with respect to the information presented therein.

The information in this Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of August 17, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLEQTION, INC.

Dated: August 17, 2026

	By:	/s/ Ilan Hart
	Name:	Ilan Hart
	Title:	Chief Financial Officer